THE ARBITRAGE FUNDS

The Arbitrage Fund:

Class R Shares (Nasdaq Symbol: ARBFX)

Class I Shares (Nasdaq Symbol: ARBNX)

The Arbitrage Event-Driven Fund:

Class R Shares (Nasdaq Symbol: AEDFX)

Class I Shares (Nasdaq Symbol: AEDNX)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund and The Arbitrage Event-Driven Fund dated October 1, 2011, a copy of which may be obtained without charge by writing to the Funds’ transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488.

The financial statements of The Arbitrage Fund and The Arbitrage Event-Drive Fund are incorporated into this SAI by reference to the annual report of the Funds dated May 31, 2011.

THE TRUST

The Arbitrage Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers two series of shares to investors, The Arbitrage Fund and The Arbitrage Event-Driven Fund (each a “Fund” and, collectively, the “Funds”). Each Fund is a diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate class vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of a Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each class of shares of a Fund (“Class”) represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (1) Class R shares bear 12b-1 distribution fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class I shares are available for purchase only by shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Fund’s investment adviser; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific Class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific Class, registration fees incurred by a specific Class of shares, the expense of administrative personnel and services required to support the shareholders of a specific Class, litigation or other legal expenses relating to a Class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares and accounting fees and expenses relating to a specific Class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional Classes of shares at a future date.

STRATEGIES, SECURITIES AND RELATED RISKS

Subject to the investment policies and restrictions described in the prospectus and this SAI, each Fund may invest in the following securities or pursue any of the strategies unless otherwise noted.

MERGER ARBITRAGE. Each Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund’s investment adviser, Water Island Capital, LLC (the “Adviser”), may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

CONVERTIBLE ARBITRAGE. The Arbitrage Event-Driven Fund may utilize convertible arbitrage as an investment strategy. Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CAPITAL STRUCTURE ARBITRAGE. The Arbitrage Event-Driven Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

EVENT-DRIVEN STRATEGIES. The Arbitrage Event-Driven Fund seeks to profit from the often significant market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. The Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

BORROWING. Each Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce such Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of such Fund’s agreement with its lender, the asset value per share of such Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

COMMERCIAL PAPER. As part of temporary defensive positions, each Fund may hold commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1.

Issuers of commercial paper rated A-1 (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

CONVERTIBLE SECURITIES. The Arbitrage Event-Driven Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CREDIT DEFAULT INDEX SWAPS. The Arbitrage Event-Driven Fund may enter into credit default index swaps (“CDX”). A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

CREDIT DEFAULT SWAPS. The Arbitrage Event-Driven Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk and credit risk. The credit default swap market is relatively new and largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

FOREIGN SECURITIES. Subject to each Fund’s investment policies and quality standards, the Funds may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-

counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

Because each Fund may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which a Fund invests.

DEBT SECURITIES. The Arbitrage Event-Driven Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.

The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Each Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

INITIAL PUBLIC OFFERINGS. Each Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to such Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

OPTIONS TRANSACTIONS GENERALLY. Each Fund may write both covered and uncovered options. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;
•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

By writing call options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. A Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its then current market value.

Each Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to such Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, such Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by such Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Adviser not to commit greater than 25% of a Fund’s net assets to option strategies.

WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if a Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, a Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by such Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such

Fund. The principal reason for a Fund to write call options on securities held by such Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by such Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by such Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

OVER-THE-COUNTER OPTIONS. A Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is each Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

PREFERRED STOCKS. Each Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. As part of temporary defensive positions, each Fund may invest in repurchase agreements. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a set number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. Each Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

SHORT SALES. Each Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, a Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when a Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

SWAP AGREEMENTS. Each Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Each Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. A Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by a Fund at inception, most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause each Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

FOREIGN CURRENCY TRANSACTIONS AND HEDGING. Each Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, a Fund may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

GOVERNMENT REGULATION OF DERIVATIVES. It is possible that government regulation of various types of derivative instruments, including swap agreements, may limit or restrict a Fund from using such instruments as part of its investment strategy. For example, some legislative and regulatory proposals, such as those in the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd–Frank Act ”), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non–guaranteed affiliate separate from the deposit–taking bank or divest them altogether. While many provisions of the Dodd–Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

REGISTERED INVESTMENT COMPANIES. Each Fund may invest in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and the Adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Although the Funds will not concentrate their investments, registered investment companies in which the Funds may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

TEMPORARY INVESTMENTS. Each Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. A Fund may invest temporarily a substantial portion of its assets in:

■	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities;

■

commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above;

■	obligations of the U.S. government or its agencies or instrumentalities; and

■	repurchase agreements.

To the extent a Fund invests in these temporary investments, the Fund may not realize its investment objective.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

FUNDAMENTAL INVESTMENT POLICIES

The policies set forth below are fundamental policies of each Fund. These policies have been adopted by the Funds and may be changed only by the affirmative vote of a majority of the outstanding shares of a Fund. As used in this SAI and in the Funds’ prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the applicable Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the applicable Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)	No Fund may issue senior securities other than to evidence borrowings or short sales as permitted.

(2)	No Fund may borrow money except that a Fund may borrow:

(a)	from banks to purchase or carry securities or other investments,
(b)	from banks for temporary or emergency purposes, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. Each Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)

No Fund may underwrite or participate in the marketing of securities issued by other persons except to the extent that a Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)

No Fund may concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage (namely, at least 50%) of mergers or other corporate events taking place within the U.S. are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of a Fund’s assets could be concentrated in that industry for that period of time.

(5)

No Fund may purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent a Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)

No Fund may purchase or sell commodities or commodity contracts. (For purposes of this restriction, currency futures contracts, options on currency futures contracts and on currencies, and forward currency contracts are not deemed to be commodities or commodity contracts.)

(7)	No Fund may lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(8)	No Fund may purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	No Fund may pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	No Fund may invest in companies for the purpose of exercising control or management.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental policies may be amended by a majority vote of the Trustees of a Fund. The non-fundamental investment policies provide that:

(1)

No Fund will invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)

No Fund may purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of such Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”). Warrants acquired by a Fund at any time in units or attached to securities are not subject to this restriction.

(3)	Each Fund may sell securities short to the extent permitted by the 1940 Act.

(4)

No Fund may (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of such Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of such Fund’s net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(5)	No Fund may purchase securities of other investment companies, except in accordance with the 1940 Act.

Except with respect to the limitations on borrowing (limitation (2) of the fundamental investment restrictions above) and the limitations on purchasing illiquid securities (limitation (1) of the non-fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request. Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees serve for an indefinite term and the officers are elected annually. The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years and Directorships of Public Companies	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustees:

John S. Orrico, CFA* 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 51)	Since May 2000	President, Secretary, Treasurer and Trustee	General Partner, Water Island Capital, LLC, the Investment Adviser, since January 2000.	2

Joel C. Ackerman* 295 Central Park West New York, NY 10024 (Age 66)	Since May 2000	Trustee	Private investor and consultant. During 2003, Partner with Crossroads Investments LP. Prior to September 2003, Partner of LRL Capital (hedge fund).	2

*

John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Joel C. Ackerman is an “interested person” because he was formerly employed by, and retains an indirect economic interest in, the Adviser.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years and Directorships of Public Companies**	Number of Portfolios in the Fund Complex Overseen by Trustee

Independent Trustees:

Burtt R. Ehrlich 636 Riversville Road Greenwich, CT 06831 (Age 72)	Since March 2005	Trustee	Retired. Member of the Board of Directors of Clarus Corporation and P.C. Group FWC.	2

Jay N. Goldberg Hudson Venture Partners 535 Fifth Avenue 14th Floor New York, NY 10017 (Age 68)	Since May 2000	Trustee	General Partner of Hudson Ventures (venture capital firm).	2

John C. Alvarado The Seaport Group 1200 Smith Street Suite 1600 Houston, TX 77002 (Age 52)	Since December 2003	Trustee	Managing Director of Energy Related Corporate Finance for The Seaport Group, a credit focused investment bank. Prior to joining The Seaport Group, Mr. Alvarado was Founder and Managing Member of PowerCapital Partners, LLC, an energy related financial consulting firm (2000-2010).	2

Executive Officers:

Matthew Hemberger 41 Madison Avenue, 42nd Floor, New York, NY 10010 (Age 52)	Since May 2000	Vice President, Anti-Money Laundering Officer, Chief Compliance Officer	Chief Compliance Officer of Water Island Capital, LLC.	N.A.

Kim Storms ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 (Age 38)	Since August 2011	Chief Financial Officer

Director of Fund Administration (2004-Present), Senior Vice President (2009-Present) and Vice President (2005-2009), ALPS Fund Services, Inc. Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Tilson Investment Trust, and Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.***

				N.A.

**	Mr. Ehrlich is the only Trustee that is a director of a public company.

***	ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent for the Funds, and is an affiliated person of ALPS Distributors, Inc., the distributor of the Funds.

Qualification of Trustees

John S. Orrico has been a Trustee and portfolio manager of the Funds since their inception. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Funds’ portfolios, led to the conclusion that he should serve as a Trustee. Each of Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado is an experienced businessman and is familiar with financial statements. Each takes a conservative and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each of Messrs. Goldberg, Ehrlich and Alvarado should serve as a Trustee.

Board Leadership Structure

The Board of Trustees has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Trust does not have a Chairman of the Board. As President of the Trust, Mr. Orrico is the presiding officer at all meetings of the Board of Trustees. The Trust does not have a lead independent Trustee. The Trust has determined that its leadership structure is appropriate because it has been in place for over ten years and during that time the Trust has delivered positive returns for its investors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Trust has an Audit Committee consisting solely of the three independent Trustees. The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Trustees has an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Audit Committee held two meetings during the fiscal year ended May 31, 2011.

The Board of Trustees has a Pricing Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Pricing Committee reports its determinations to the full Board. The members of the Pricing Committee are John Orrico, Todd Munn, Roger Foltynowicz, Matthew Hemberger and Kim Storms. The Pricing Committee met two times during the fiscal year ended May 31, 2011.

The Board of Trustees has a Nominating Committee, which is generally responsible for recommending to the Board of Trustees a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board of Trustees. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement, including the Distribution Agreement (as defined below) (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not ‘interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Jay N. Goldberg, Burtt R. Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2011.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2011. For the fiscal year ending May 31, 2012, the Trustees who are not interested persons of the Funds will receive $30,000 per year for serving as Trustees, with the chairperson of the Audit Committee receiving an additional $2,000 per year for serving as chair of the Audit Committee. None of the executive officers receive compensation from the Trust.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees

Interested Trustees:

John S. Orrico	None	None	None	None

Joel C. Ackerman	None	None	None	None

Independent Trustees:

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Burtt R. Ehrlich	$30,000	None	None	$30,000

Jay N. Goldberg	$30,000	None	None	$30,000

John C. Alvarado	$32,000	None	None	$32,000

Trustee Ownership of Fund Shares

The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2010.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee

Interested Trustees:

John S. Orrico

	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	Over $100,000

Joel C. Ackerman

	The Arbitrage Fund	None	None
	The Arbitrage Event-Driven Fund	None

Independent Trustees:

Burtt R. Ehrlich

	The Arbitrage Fund	$1-$10,000	$1-$10,000
	The Arbitrage Event-Driven Fund	None

Jay N. Goldberg

	The Arbitrage Fund	Over $100,000	Over $100,000
	The Arbitrage Event-Driven Fund	None

John C. Alvarado

	The Arbitrage Fund	$10,001-$50,000	$10,001-$50,000
	The Arbitrage Event-Driven Fund	None

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 1, 2011.

The Arbitrage Fund:

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21,488,855.806	20.52%	Record

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS DEPT NEW YORK NY 10281-1003	15,325,845.479	14.64%	Record

MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	6,888,890.449	6.58%	Record

Name and Address	Class I Shares	% Ownership	Type of Ownership
PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT MAIL STOP NJ-05-11-20 GATEWAY CNTR 3-11TH FL 100 MULBERRY ST NEWARK NJ 07102-4056	5,847,830.79	5.58%	Record

PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY NJ 07399-0001	5,768,549.247	5.51%	Record

Name and Address	Class R Shares	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS DEPT NEW YORK NY 10281-1003	17,916,251.523	23.64%	Record

CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,295,844.637	18.86%	Record

GENWORTH FINANCIAL TRUST CO FBO GENWORTH FINANCIAL WEALTH MGMT & MUTUAL CLIENTS 3200 N CENTRAL AVE 7TH FL PHOENIX AZ 85012-2468	13,819,329.472	18.23%	Record

AMERICAN ENTERPRISE INVESTMENT SVC FBO #890000611 PO BOX 9446 MINNEAPOLIS MN 55440-9446	8,438,266.572	11.13%	Record

PERSHING LLC MUTUAL FUNDS 1 PERSHING PLZ FL 11 JERSEY CITY NJ 07399-0001	4,853,995.2	6.40%	Record

The Arbitrage Event-Driven Fund:

Name and Address	Class I Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	150,155.1570	11.22%	Record

PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY NJ 07399-0001	137,867.9650	10.30%	Record

JOHN S ORRICO 61 W 9TH ST APT 9C NEW YORK NY 10011-8982	106,708.1860	7.97%	Record

WATER ISLAND CAPITAL LLC ATTN JOHN S ORRICO TRUSTEE 41 MADISON AVE FL 42 NEW YORK NY 10010-2286	96,760.4670	7.23%	Record

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	77,417.3680	5.78%	Record
Name and Address	Class R Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	151,150.8650	22.12%	Record

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	85,569.6180	12.52%	Record

PERSHING LLC MUTUAL FUNDS 1 PERSHING PLAZA FL 11 JERSEY CITY NJ 07399-0001	50,006.3170	7.32%	Record

As of September 1, 2011, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of each Class of each Fund other than the Class I shares of The Arbitrage Event-Driven Fund, of which the Trustees and officers of the Trust as a group owned of record and beneficially 8.96%.

INVESTMENT ADVISER

Water Island Capital, LLC is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. John S. Orrico is the President of the Adviser and a portfolio manager of the Fund. Mr. Orrico controls the Adviser.

The Adviser receives an advisory fee, payable monthly, for the performance of its services under the terms of the Investment Advisory Agreements (collectively, the “Advisory Contract”) between the Trust and the Adviser. The fee is accrued daily for the purpose of determining the offering and redemption price of a Fund’s shares. Under the Advisory Contract, the Adviser:

(1)

manages the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention and disposition of securities in accordance with the Funds’ investment objectives;

(2)	provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers of the Trust.

The Advisory Contract provides that the Funds pay all of the Funds’ expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of their registration under the Securities Act, the 1940 Act and state securities laws and regulations,

(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,

(3)	transfer taxes on the sales of the Funds’ shares and on the sales of portfolio securities,

(4)	brokerage commissions,

(5)	custodial and shareholder transfer charges,

(6)	legal, auditing and accounting expenses,

(7)	expenses of servicing shareholder accounts,

(8)	insurance expenses for fidelity and other coverage,

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act,

(10)	expenses of Trustee and shareholder meetings, and

(11)	any expenses of distributing the Funds’ shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

The Funds are also liable for such nonrecurring expenses as may arise from time to time, including litigation to which a Fund may be a party. The Funds have an obligation to indemnify each of their officers and Trustees with respect to such litigation but not against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the fiscal year ended May 31, 2011, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.05%. For the fiscal year ended May 31, 2010, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.12%. For the fiscal year ended May 31, 2009, the aggregate fee paid to the Adviser as a percentage of average net assets was 1.25%.

The Arbitrage Event-Driven Fund pays an annual fee of 1.25% of its average daily net assets.

During the fiscal year ended May 31, 2011, The Arbitrage Fund accrued advisory fees of $21,037,015. During the fiscal year ended May 31, 2010, The Arbitrage Fund accrued advisory fees of $8,013,985. During the fiscal year ended May 31, 2009, The Arbitrage Fund accrued advisory fees of $2,802,056, and, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser recaptured $8,157 in prior period fee waivers.

With respect to The Arbitrage Event-Driven Fund, which commenced operations on October 1, 2010, during the time period October 1, 2010 through the fiscal year ended May 31, 2011, The Arbitrage Event-Driven Fund accrued advisory fees of $45,218, and, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $45,218 of such fees and reimbursed The Arbitrage Event-Driven Fund $50,977. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore does not have any advisory fees to report for the fiscal years ended May 31, 2010 and 2009.

The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement with each of the Funds, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Funds so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.69% of average daily net assets allocable to Class R shares of The Arbitrage Fund and 1.44% of the average daily net assets allocable to Class I shares of The Arbitrage Fund, and do not exceed the annual rate of 1.44% of average daily net assets allocable to Class R shares of The Arbitrage Event-Driven Fund and 1.69% of the average daily net assets allocable to Class I shares of The Arbitrage Event-Driven Fund. Each of the Agreements expires on August 31, 2015, and continues thereafter until one of the parties terminates it upon at least five days’ written notice. The Agreements permit the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation applicable for the Fund in question.

Previously, the Adviser had agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceeded 1.95% of average daily net assets for Class R shares of The Arbitrage Fund and 1.70% of average daily net assets for Class I shares of The Arbitrage Fund. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2007 under this prior agreement.

The Advisory Contract for The Arbitrage Fund will continue in effect from year to year, and the Advisory Contract for The Arbitrage Event-Driven Fund remains in effect for two years from its effective date and thereafter will continue in effect from year to year, provided such continuance is approved at least annually by (a) a vote of the majority of the applicable Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the applicable Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of a Fund’s Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Contract terminates automatically in the event of its assignment.

PORTFOLIO MANAGER

Water Island Capital, LLC is the investment adviser to the Funds. John Orrico, Todd Munn and Roger Foltynowicz are the portfolio managers of The Arbitrage Fund. John Orrico, Gregory Loprete, Todd Munn and Roger Foltynowicz are the portfolio managers of The Arbitrage Event-Driven Fund. Messrs. Orrico, Munn, Foltynowicz and Loprete also have responsibility for the day-to-day management of a separately managed account (this account does not have performance based fees). As of May 31, 2011, the assets in the other account were $3,561,081.

The fact that Messrs. Orrico, Munn, Foltynowicz and Loprete serve as both portfolio managers of the Funds and the other account creates the potential for conflicts of interest. However, the Adviser does not believe that the overlapping responsibilities of Messrs. Orrico, Munn, Foltynowicz and Loprete or the various elements of their compensation present any material conflict of interest for the following reasons:

•	the Funds and the other account are similarly managed;

•	the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Funds and the other account in a fair and equitable manner;

•	the Adviser has adopted policies limiting the ability of Messrs. Orrico, Munn, Foltynowicz and Loprete to cross trade securities between the Funds and the other account; and

•	all allocations are subject to review by the Adviser’s Chief Compliance Officer.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to the portfolio managers as of May 31, 2011.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

John S. Orrico	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Orrico receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Todd Munn	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Munn receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Roger Foltynowicz	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Foltynowicz receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

Gregory Loprete	Salary/Bonus (paid in cash)	Water Island Capital, LLC	Mr. Loprete receives compensation that is a combination of salary and a bonus based on the profitability of the Adviser.

The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Orrico as of May 31, 2011 are $100,001-$500,000 and over $1 million, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Munn as of May 31, 2011 are $50,001-$100,000 and $10,001-$50,000, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Foltynowicz as of May 31, 2011 are $100,001- $500,000 and $100,001-$500,000, respectively. The dollar range of shares of The Arbitrage Fund and The Arbitrage Event-Driven Fund beneficially owned by Mr. Loprete as of May 31, 2011 are none and $10,001-$50,000, respectively.

THE DISTRIBUTOR

Shares of the Funds are offered continuously on a best-efforts basis by ALPS Distributors, Inc. (“ALPS” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”).

The Distribution Agreement provides that ALPS, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. ALPS is not obligated to sell any specific amount of Fund shares. ALPS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (FINRA). The address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Rule 12b-1 Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Funds’ Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

Prior to August 1, 2011, SEI Investments Distribution Co. (the “Prior Distributor”), an affiliate of SEI Investments Global Funds Services, acted as principal underwriter of shares of the Funds, pursuant to a Distribution Agreement with the Trust (the “Prior Distribution Agreement”). The Prior Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each state’s securities laws and is a member of FINRA. The Prior Distribution Agreement provided that the Distributor, as agent in connection with the distribution of Fund shares, would use its best efforts to distribute the Funds’ shares.

DISTRIBUTION PLAN

Each of the Funds has adopted, with respect to its Class R shares, a plan of distribution (collectively, the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds’ Class R shares and for services provided to shareholders. The Plan is a “reimbursement” plan. This means that a Fund’s Class R shares only pay a particular 12b-1 fee to the extent that the Adviser, the Distributor or others have incurred expenses in the promotion and distribution of the shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others.

Under the Plan, a Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to a Fund’s Class R shares.

Prior to August 1, 2011, SEI Investments Distributions Co. served as the Distributor for the Funds. During the fiscal year ended May 31, 2011, The Arbitrage Fund’s Class R shares incurred $2,131,390 in distribution expenses, $2,110,738 of which was used to compensate broker-dealers and $20,652 of which was used for advertising expenses. With respect to The

Arbitrage Event-Driven Fund, which commenced operations on October 1, 2010, during the fiscal year ended May 31, 2011, The Arbitrage Event-Driven Fund’s Class R shares incurred $1,949 in distribution expenses, $1,949 of which was used to compensate broker-dealers and $0 of which was used for advertising expenses.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the applicable Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the applicable Fund’s outstanding Class R shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the applicable Fund’s Class R shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

In approving the Plan, the Rule 12b-1 Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund in question and its shareholders. The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under the Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by a Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order;

•	the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis; and
•	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for a Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to a Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

During the fiscal years ended May 31, 2011, 2010 and 2009, The Arbitrage Fund paid aggregate brokerage commissions of $8,107,620, $5,219,719 and $2,790,897 respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $3,706,384,191 and $2,952,508, respectively.

With respect to The Arbitrage Event-Driven Fund, which commenced operations on October 1, 2010, during the fiscal year ended May 31, 2011, The Arbitrage Event-Driven Fund paid aggregate brokerage commissions of $37,144. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore does not have any brokerage commissions to report for the fiscal years ended May 31, 2010 and 2009. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $29,662,036 and $15,321, respectively.

Codes of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Funds to invest in securities, including, under some circumstances, securities that may be purchased or held by the Funds. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A.

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers - Fund Accounting Agent, Independent Auditor and Custodian

The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolio on a daily basis. For example, the Funds’ fund accounting agent is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to review the Funds’ portfolio. In addition to the fund accounting agent, the Funds’ custodian also maintains an up-to-date list of the Funds’ holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolio unless specifically authorized by the Trust.

The Board of Trustees conducts an annual review of the services of the fund accounting agent to ensure the Funds are receiving adequate services. The Board of Trustees is required annually to review and approve the Funds’ hiring of an independent registered public accounting firm. The Board of Trustees does not review the custody arrangement on an annual basis.

Rating and Ranking Organizations

The Funds provides their entire portfolio to the following rating and ranking organizations:

•	Morningstar, Inc.
•	Lipper, Inc.
•	Standard & Poor’s Ratings Group
•	Bloomberg L.P.
•	Thomson Financial Research.

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Funds do not pay these organizations or receive any compensation from them for providing this information.

The Funds do not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

Website Disclosure

The Funds publish their top ten positions at the end of each calendar quarter on their website (www.thearbfund.com). This information is updated approximately 15 business days following the end of each quarter. It is available to anyone that visits the website.

Quarterly Update

The Funds include their top ten positions in their Quarterly Update. The Quarterly Update is posted on the Fund’s website and is generally mailed to existing shareholders. The Quarterly Update is usually completed within the first thirty days following quarter end.

Quarterly Exposure Report

The Adviser prepares an Exposure Report at the end of each quarter that provides an investor with the Funds’ total assets, gross long positions, gross short positions and cash. This Report is posted to the Funds’ website, usually within 30 days of the quarter end.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that such Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

Each Fund will invest portions of its assets to seek short-term capital appreciation, each Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. A Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

The portfolio turnover rates of The Arbitrage Fund for the fiscal years ended May 31, 2011, 2010 and 2009 were 389%, 371% and 709%, respectively. During the past three years, the equity markets have experienced significant and unprecedented levels of volatility. The portfolio turnover rate of The Arbitrage Event-Driven Fund, which commenced operations on December 1, 2010, for the fiscal year ended May 31, 2011 was 298%.

FUND ADMINISTRATION AND FUND ACCOUNTING

The administrator to the Fund is ALPS Fund Services, Inc. (“ALPS Services” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Administrator provides certain administrative services to the Fund pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) between ALPS Services and the Funds. These services include assisting in maintaining office facilities, furnishing clerical services, compiling data for, preparing and filing certain notices to the SEC, coordinating execution and filing of tax returns by the Funds’ independent accountant, assisting with the preparation of reports to the Funds’ shareholders and registration statements for the Funds, monitoring expense accruals and payment of expenses on proper authorization from the Funds, monitoring the Funds’ status as a regulated investment company, monitoring compliance with the policies and limitations of the Funds as set forth in the prospectus and SAI and generally assisting in the Funds’ operations.

For its services under the Administration Agreement, the Administrator receives a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to the schedules set forth below, subject to a $300,000 minimum annual fee.

Annual Rate	Aggregate Net Assets

0.035%	Between $0-$500,000,000

0.020%	$500,000,000-$1,000,000,000

0.015%	Above $1,000,000,000

Prior to August 1, 2011, the administrator to the Funds was SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 (“SEIGFS”). SEIGFS provided various administrative and fund accounting services to the Funds, including calculating each Fund’s net asset value, pursuant to an Administration Agreement (the “SEIGFS Administration Agreement”) with the Trust on behalf of the Funds. For its services under the SEIGFS Administration Agreement, SEIGFS received from each Fund a fee, computed daily and paid monthly, based on the Funds’ aggregate net assets, according to agreed upon schedules, subject to minimum annual fees. For the period beginning on September 1, 2008 and ending on August 31, 2009, The Arbitrage Fund paid a minimum annual fee of $200,000. Also, the Adviser agreed to pay SEIGFS, from its own assets (not the assets of The Arbitrage Fund), the difference between the amount paid by the Fund to SEIGFS during this period and $220,000. The Arbitrage Event-Driven Fund was not subject to a minimum annual fee.

During the fiscal year ended May 31, 2011, The Arbitrage Fund paid administration fees of $1,697,467 to SEIGFS. During the fiscal year ended May 31, 2010, The Arbitrage Fund paid administration fees of $651,535 to SEIGFS. During the fiscal year ended May 31, 2009, The Arbitrage Fund paid administration fees of $224,805 to SEIGFS, $24,805 of which were paid by the Adviser from its assets.

During the period October 1, 2010 to fiscal year ended May 31, 2011, The Arbitrage Event-Driven Fund paid administration fees of $2,894 to SEIGFS. The Arbitrage Event-Driven Fund commenced operations on October 1, 2010 and therefore did not pay administration fees for the fiscal years ended May 31, 2010 and 2009.

TRANSFER AGENT

As the Funds’ transfer agent, DST Systems, Inc. (“DST”), P.O. Box 219533, Kansas City, Missouri, 64121-9533, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $50,000 per year for both classes; provided, however, that the minimum fee is $17,500 per year with respect to each Class of shares. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN

The Custodian of the Funds’ assets is State Street Bank & Trust, 225 Liberty Street, New York, New York 10281. As custodian, State Street Bank & Trust acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The net asset value per share of a Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and AMEX at the last reported sales price on that exchange;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price;

(3)

by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

(4)

by valuing any securities or other assets for which market quotations are not readily available at fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

The share price (net asset value) of the shares of a Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Adviser under the supervision of the Trust’s Board of Trustees.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Funds’ prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund’s net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

Exchange Privilege

Investors may exchange shares of either Fund for shares of the other Fund at their net asset value. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

TAX STATUS

The Funds have qualified, and each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. If for any tax year a Fund fails to meet one of the requirements, the Regulated Investment Company Act of 2010 (the “2010 Act”) provides several cure provisions which, if all requirements are met, will prevent registered investment company disqualification.

By qualifying as a regulated investment company, a Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if such Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

The Arbitrage Fund intends to distribute substantially all of its net investment income (dividends and interest earned on portfolio securities less expenses) and net realized capital gains in December. The Arbitrage Event-Driven Fund intends to distribute a portion of its net investment income (dividends and interest earned on portfolio securities less expenses) in March, June and September, and substantially all of the remainder of its net investment income and substantially all of its net realized capital gains in December. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Certain dividends or distributions declared by a Fund in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

As each Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code, neither Fund should be required to pay any material federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the applicable Fund unless a shareholder elects to receive cash.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund in question would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Net investment income is made up of dividends and interest income less expenses. Net capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of a Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The 2010 Act, which applies to taxable years on or after December 22, 2010, allows a registered investment company to carry forward capital losses indefinitely.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income. For tax years beginning after December 31, 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include gross income from interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of a Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the Internal Revenue Service or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the Internal Revenue Service information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Trust is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If a Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as its independent registered public accounting firm for the fiscal year ending May 31, 2012. Tait, Weller & Baker LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

COUNSEL

Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of The Arbitrage Fund and The Arbitrage Event-Driven Fund, which have been audited by Tait, Weller & Baker LLP, are incorporated herein by reference to the annual report of the Fund dated May 31, 2011.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

The Arbitrage Funds, which is comprised of The Arbitrage Fund and The Arbitrage Event-Driven Fund (collectively, the “Fund”), and Water Island Capital, LLC (the “Adviser”) intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Fund’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Fund are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Adviser. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Adviser determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Adviser shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.